SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

                                 April 24, 2000
                   Date of Report (Date of Earliest Reported)


                       ACCORD ADVANCED TECHNOLOGIES, INC.
                       (Name of Small BusinessRegistrant)



        Nevada                      0-27187                    88-0361127
(State of Incorporation)          (Commission               (I.R.S. Employer
                                  File Number)           Identification Number)


                   5002 South Ash Avenue, Tempe, Arizona 85282
           (Address of Principal Executive Offices Including Zip Code)


                                 (480) 820-1400
                           (Issuers Telephone Number)


                                      N/A
                 (Former Address If Changed Since Last Report)

ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Gerald Flanagan has resigned as a director because of personal reasons. His letter of resignation is attached hereto as Exhibit 1. The resignation became affective April 21, 2000.

ITEM 7. EXHIBITS

         1. Letter of Resignation.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                Accord Advanced Technologies, Inc.


April 24, 2000                  By: /s/ Travis Wilson
                                   -------------------------------------
                                   Travis Wilson, Director and President


                                By: /s/ Carl Ranno
                                   -------------------------------------
                                   Carl Ranno Director and Secretary


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